                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ___________


                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

                                  ___________

      Date of Report (Date of earliest event reported):  December 15, 1997



                         TRUE NORTH COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




     Delaware                         1-5029                    36-1088161
 (State or other                   (Commission               (I.R.S. Employer
 jurisdiction of                   File Number)            Identification No.)
  organization)


            101 East Erie Street
             Chicago, Illinois                                    60611-2897
(Address of principal executive offices)                          (Zip Code)


                                 (312) 425-6500
             (Registrant's telephone number, including area code:)


                                 Not Applicable
                        (Former name or former address,
                         if changed since last report.)

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Item 5.  Other Events.

          On December 15, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

          On December 16, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          Exhibit 99.1  Press Release dated December 15, 1997.

          Exhibit 99.2  Press Release dated December 16, 1997.

                                      -2-

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRUE NORTH COMMUNICATIONS INC.



DATE: December 16, 1997                  By: /s/ John J. Rezich
                                           ---------------------------
                                        Name:  John J. Rezich
                                        Title: Controller


                                      -3-

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                               INDEX TO EXHIBITS

Exhibit No.                     Description
-----------                     -----------
99.1                 Press release dated December 15, 1997

99.2                 Press release dated December 16, 1997